PROSPECTUS
UBS MULTI-STRAT FUND, L.L.C.
Limited Liability Company Interests

           Investment Objective. UBS Multi-Strat Fund, L.L.C. (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation over the long term. Consistent with the Fund's investment objective, the Fund seeks to achieve absolute returns with lower volatility and correlation to the broader markets by allocating its assets among a select group of Investment Funds (as defined below).

(continued on following page)

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           Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk. See "Risk Factors" beginning on page 29.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                           Total
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Offering Amount                                            $750,000,000
Sales Load (1)                                             $ 15,000,000
Proceeds to the Fund                                       $735,000,000(2)

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(1)     Generally, the stated minimum initial investment in the Fund is $250,000, which minimum may be reduced for certain investors. Investors purchasing Interests may be charged a sales load of up to 2% of the Investor's capital contribution. See "Plan of Distribution."

(2) The Fund will pay organizational and offering expenses estimated at $600,000 from the proceeds of the offering.

          UBS Financial Services Inc. ("UBS Financial Services") acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund will sell Interests only to Qualified Investors (as defined herein). UBS Financial Services expects to deliver the Interests to investors on or about October 1, 2004 (the "Closing Date") or such earlier or later date as UBS Financial Services may determine. Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors. In connection with the first closing, any interest collected on the funds will be paid to investors on the Closing Date. See "Plan of Distribution."

UBS Financial Services Inc.
August 6, 2004

          Investment Portfolio. The Fund's investment objective is to seek capital appreciation over the long term. The Fund is commonly referred to as a "fund of funds" and is a multi-strategy fund that, consistent with its investment objective, seeks to achieve absolute returns with lower volatility and correlation to the broader markets by allocating its assets among a select group of Investment Funds (as defined below, and their portfolio managers (the "Investment Managers")) whose Investment Managers have produced attractive returns over time. The Fund will allocate its assets principally among Investment Managers who primarily employ the following strategies, which are discussed in more detail below: event-driven strategies; relative value strategies; global macro strategies; equity strategies; and credit strategies.

           Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in Investment Funds. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted. The Adviser also may add different investment strategies at its discretion. See "Risk Factors" and "Investment Objective and Principal Strategies."

           Investment Adviser. The Fund's investment adviser is UBS Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator").

           Restrictions on Transfer. With very limited exceptions, the Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion. See "Redemptions, Repurchases of Interests and Transfers."

          Repurchase of Interests. To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in December 2005 and, thereafter, twice each year, near mid-year and year-end. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Redemptions, Repurchases of Interests and Transfers--Repurchases of Interests."

           Investment Advisory Fee and Administrator Fee. The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund, pursuant to an Administration Agreement. Under the Investment Advisory Agreement and the Administration Agreement, the Fund will pay the Adviser and Administrator monthly fees at the aggregate annual rate of 1.60% of the Fund's net assets (collectively, the "Fund Asset-Based Fees"). The Fund Asset-Based Fees will be in addition to the asset-based fees (expected to range from 1% to 2%) and incentive allocations (expected to range from 15% to 20% of net profits) charged by the Investment Funds (defined below). See "Risk Factors."

           Investor Qualifications. Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is $250,000, which minimum may be reduced for certain investors. See "Investor Qualifications."

           This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated August 6, 2004, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 62 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

           Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

           You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus and on any supplement thereto.

PRIVACY NOTICE

           This notice describes the privacy policy of the UBS Multi-Strat Fund, L.L.C. (the "Fund"). The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•	Transaction history, including information about Fund transactions and balances in your accounts with UBS Financial Services Inc. or our affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

          The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

          The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
RISK FACTORS
USE OF PROCEEDS
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
MANAGEMENT OF THE FUND
INVESTOR QUALIFICATIONS
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS
CALCULATION OF NET ASSET VALUE
CAPITAL ACCOUNTS
TAXES
PLAN OF DISTRIBUTION
GENERAL INFORMATION
TABLE OF CONTENTS OF THE SAI
Appendix
Appendix	6 28 29 42 43 49 51 51 54 56 58 59 61 62 A-1 B-1

PROSPECTUS SUMMARY

          This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund	UBS Multi-Strat Fund, L.L.C. (the "Fund") is a newly formed limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's investment adviser is UBS Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator"). See "General Information."

Investment Objective and Principal Strategies	The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is commonly referred to as a "fund of funds" and is a multi-strategy fund that, consistent with its investment objective, seeks to achieve absolute returns with lower volatility and correlation to the broader markets by allocating its assets among a select group of Investment Funds (as defined below, and their portfolio managers (the "Investment Managers")) whose Investment Managers have produced attractive returns over time. The Fund will allocate its assets principally among Investment Managers who primarily employ the following strategies: event-driven strategies; relative value strategies; global macro strategies; equity strategies; and credit strategies. There can be no assurance that the Fund's investment program will be successful. The Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be significant. Some Investment Managers may blend elements of one or more of these strategies to implement their investment approach.

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a debt repayment obligation or a management transition. Examples include merger arbitrage (sometimes called "risk arbitrage"), distressed investing, special situation strategies, and private placement strategies.

Merger or "risk" arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Distressed securities strategies attempt to invest in companies suffering financial distress. They seek capital appreciation and may not focus on the high-yield nature of the assets. These strategies are related to credit strategies described below.

Special situation strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.

Private placement strategies attempt to make short-term private placements in companies, including through the use of "PIPE" (private placements in public equity) securities, usually pursuant to Regulation D under the Securities Act of 1933. Generally, Investment Managers seek to benefit from underpriced equity options often embedded in the financing transactions and through subsequent opportunities to register the securities for public sale.

Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if an Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships. Several distinct relative value strategies are: equity market-neutral; statistical arbitrage; fixed-income (including mortgage- and asset-backed securities) arbitrage; option arbitrage; and convertible arbitrage.

Equity market-neutral strategies attempt to construct portfolios that will generate attractive returns through the development and implementation of sophisticated quantitative and qualitative trading models. Most of these models dictate the purchase of stocks that are expected to perform relatively better than the broader market while, at the same time, selling short those stocks expected to perform relatively worse. These strategies operate from the premise that they can forecast the relative performance of specific stocks better than that of the market as a whole, thereby decreasing systemic market risk in favor of stock specific risk.

Statistical arbitrage strategies attempt to use systematic models to build long and short portfolios of securities whose current prices are predicted to increase or decrease based on established statistical relationships.

Fixed-income arbitrage strategies attempt to take advantage of pricing differentials between related fixed-income securities. To execute this strategy, an Investment Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security. Investment Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.

Option arbitrage strategies attempt to benefit from the simultaneous buying and selling of call and/or put options either between securities exchanges or the same exchange, or by exploiting discrepancies between the implied value of an option embedded in a convertible bond and the actual value of the option.

Convertible arbitrage strategies involve investing in convertible bonds that appear incorrectly valued relative to their theoretical value. The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged to exploit price differentials. Investment Managers typically seek to hedge out the risk inherent in the stock; the remaining interest rate risk may or may not be hedged.

Global macro strategies generally use analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on these views by allocating capital to relatively short-term trading opportunities in securities, commodities, interest rates, currencies and other instruments. Investments using these strategies may be either long or short, and may employ significant leverage. Examples include discretionary strategies, systematic strategies and commodity trading strategies.

Discretionary strategies seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals. Investment Managers may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to attempt to identify opportunities that they believe may exist within the markets.

Systematic strategies involve utilizing proprietary or other models that seek to identify opportunities that may exist within a diverse group of financial and non-financial markets and establishing positions based on the models. While subjective investment decisions are made, such decisions may be the result of a heavier reliance upon models than is the case with discretionary strategies. Investment Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Within this strategy are Investment Managers who engage in "momentum investing," generally concentrating on the global equity markets.

Commodity trading strategies may involve active, leveraged trading and investment on a global basis in a portfolio of swaps, commodities, futures contracts, equity and debt instruments, and derivatives relating to commodities and basic industries, or entities deriving a material component of their operations from activities in such commodities and basic industries, which may include energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), chemicals, agriculture, food, precious metals, industrial materials and related support and manufacturing industries. Some of these Investment Funds also may invest in currencies and currency futures as part, or all, of their commodity trading strategy.

Equity strategies seek to benefit from an Investment Manager's ability to select investments, frequently either long- or short-only, but also combining long positions with short sales in an effort to offset systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. No guarantee can be given that an Investment Manager will be able to effectively minimize systematic or other risks. Several distinct equity strategies are: long/short strategies; long-biased investing; short-selling; sector strategies; global strategies; and emerging market strategies.

Long/short investment strategies combine long investments with short sales and the pursuit of opportunities in rising or declining markets while seeking to reduce market exposure and risk.

Long-biased investing generally involves buying a security expecting its price to increase. Investment Managers may utilize a variety of techniques to identify securities they believe are trading at prices below their fundamental value.

Short sales generally involve selling a security that the Investment Fund does not own (and has to borrow), expecting to profit from a decline in its price at a later date. Investment Managers may utilize a variety of techniques to identify securities they believe are trading at prices in excess of their fundamental value.

Sector strategies typically focus on investments within specific industry sectors, some of which can be highly volatile, such as technology, biotechnology, financials or healthcare. These Investment Funds may invest long or short only, long and short, long-biased, or vary net long and net short positioning based on current perceived opportunities. However, these funds are typically long-biased, capitalizing on the growth or expansion of the particular sector. Options on sector indices may be used to attempt to mitigate the effect of a sector appreciation or depreciation.

Global strategies typically focus on specific countries and/or regions, such as the U.S., U.K., Japan, Europe and Asia, while emerging market strategies typically focus on investments in emerging markets in such countries.

Credit strategies typically focus on credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities and credit market views. Investment Managers also may participate in the bank debt market through the origination of loans to credit-sensitive (generally below investment grade or "junk bond") issuers and attempt to take advantage of what are considered to be relatively inexpensive securities. These loans are generally secured. Obligations the Investment Managers may purchase also include loan participations, leases, executory contracts, tort claims, trade claims, and accounts and notes receivable held by trade and other creditors. In addition, Investment Managers may take long or short positions in junk bonds and may purchase one or more types of securities within a company's capital structure, while selling short other types of securities within the company's capital structure, which frequently is called capital structure arbitrage.

INVESTMENT MANAGER SELECTION:

The Adviser will select the Investment Funds and their Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; on-site interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered. In addition, some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in Investment Funds. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted. The Adviser also may add different investment strategies at its discretion.

The Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis or in a separate investment vehicle that may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers" and all of these arrangements would be considered as Investment Funds.

The Adviser typically will invest directly in an Investment Fund; however, to gain exposure to certain Investment Funds, the Adviser may purchase a structured note or enter into a swap or other contract the return of which is based on the return of an Investment Fund. See "Investment Objective and Principal Strategies--Selection of Investment Managers."

To attempt to hedge against exposure to various markets or investment styles at a time when the Adviser does not desire to divest the Fund of the related Investment Funds, the Adviser may, but is not required to, cause the Fund to engage directly in various hedging strategies, including through the use of futures and derivatives. Similarly, the Adviser may seek exposure to various markets through direct investment, including by using derivatives or by investing in other pooled investment vehicles, such as exchange-traded funds. The Fund also may borrow (i.e., use leverage) for investment purposes. Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will significantly magnify the potential volatility of the value of the Fund's Interests.

Potential Benefits of Investing in the Fund	An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment styles and Investment Managers. By investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy.

The Adviser	The Adviser is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts. See "Management of the Fund."

Fees and Expenses	The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund, pursuant to an Administration Agreement. Under the Investment Advisory Agreement and the Administration Agreement, the Fund will pay the Adviser monthly fees at the aggregate annual rate of 1.60% of the Fund's net assets (collectively, the "Fund Asset-Based Fees"). The Fund Asset-Based Fees will be in addition to the asset-based fees and incentive allocations charged by the Investment Funds. The asset-based fees of the Investment Funds are expected to range from 1% to 2% and the incentive allocations of the Investment Funds are expected to range from 15% to 20% of net profits. See "Risk Factors."

PFPC Inc. ("PFPC"), as Fund Administrator, performs certain additional administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser. In consideration for these services, the Fund and certain of these other investment funds will pay the Fund Administrator an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of the Fund Administrator's expenses.

The Fund will bear all expenses incurred in the business of the Fund. The Investment Funds will bear all expenses incurred in the business of the Investment Funds. See "Management of the Fund--Other Expenses of the Fund" and "Summary of Fund Expenses."

Investor Qualifications	Interests will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the Fund's limited liability company agreement (the "LLC Agreement"). (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.) If your investor certification is not received and accepted by UBS Financial Services Inc. ("UBS Financial Services"), the Fund's distributor, your order will not be accepted. Other similar arrangements may be permitted by UBS Financial Services instead of the investor certification. If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void. See "Investor Qualifications."

Investor Suitability	An investment in the Fund involves a considerable amount of risk. You may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Interests in the Fund. See "Risk Factors--Limited Liquidity."

The Offering	The Fund is offering $750,000,000 in Interests through UBS Financial Services and other brokers or dealers. UBS Financial Services may accept orders for any lesser amount. The Adviser and UBS Financial Services may pay from their own resources additional compensation to UBS Financial Services' or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Interests or ongoing servicing of clients with whom they have placed interests in the Fund. See "Plan of Distribution."

Generally, the stated minimum initial investment in the Fund is $250,000, which minimum may be reduced for certain investors, including purchasers of Interests in conjunction with certain fixed or "wrap" fee programs. If you want to purchase less than $250,000 in Interests, you should speak with your financial advisor. Financial advisors may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. The Fund may vary the investment minimums from time to time. Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution. UBS Financial Services expects to deliver the Interests to investors on or about October 1, 2004, or such earlier or later date as UBS Financial Services may determine, and may continue to sell Interests after this date (each date on which Interests are delivered is called a "Closing Date"). Pending the first Closing Date and before the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy	The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. See "Risk Factors--Distributions to Investors and Payment of Tax Liability."

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund's Interests are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment. See "Risk Factors--Limited Liquidity."

Repurchase of Interests	No investor will have the right to require the Fund to redeem the investor's Interest in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in December 2005 and, thereafter, twice each year, near mid-year and year-end. In addition, the Fund may repurchase an Interest or a portion thereof of an investor or any person acquiring an Interest or portion thereof from or through an investor if, among other reasons, the Adviser determines that it would be in the best interests of the Fund to repurchase such an Interest or portion thereof. See "Redemptions, Repurchases of Interests and Transfers--No Right of Redemption or Transfer" and "--Repurchases of Interests."

The LLC Agreement provides that the Fund shall be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. (The LLC Agreement is attached hereto as Appendix A.)

Taxation	Most closed-end investment companies elect to be taxed as registered investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not make this election and instead will seek to be treated as a partnership for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss for that year, whether or not the Fund makes any distributions in that year.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "Risk Factors--Tax Risk" below.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because the Investment Funds and, to a limited extent, the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to unrelated business taxable income ("UBTI"). A tax-exempt investor (including an individual retirement account ("IRA")) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for an IRA to obtain an Employer Identification Number. Charitable remainder trusts may not purchase Interests.

Reports to Investors	The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for investors to complete Federal and state income tax or information returns, along with any other tax information required by law. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. Given the number of Investment Managers, it is possible that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level. See "Risk Factors--Distributions to Investors and Payment of Tax Liability." The Fund also will send to investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during each quarter also will be sent to investors.

Risk Factors	An investment in the Fund involves a high degree of risk. These include the risks of:

•	loss of capital

•	investing in a fund that has no operating history and whose Investment Managers, in some cases, may be newly organized with limited operating histories upon which to evaluate their performance

•	investing in a fund whose performance depends upon the performance of the Investment Managers and selected strategies, the adherence by such Investment Managers to their selected strategies, the instruments used by such Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate Fund assets among them

•	investing in a fund where individual Investment Managers may invest in highly speculative strategies, which involve significant risk of loss, including those in which the Investment Managers may sell securities short, concentrate investments in foreign currencies, focus on emerging markets or invest solely in volatile industry sectors

•	investing in a fund where the Investment Managers may change their investment strategies (i.e., may experience style drift) at any time

•	investing in a fund where the Investment Managers may invest without limitation in restricted and illiquid securities

•	investing in a fund where the Investment Managers may invest in below-investment grade debt or so-called "junk bonds"

•	investing in a fund where the Investment Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

•	investing in a fund where the Investment Managers may seek to profit from the occurrence of specific corporate events, where a delay in the timing of such events, should they occur at all, may have a significant negative effect on the Investment Funds', and thus the Fund's, investment

•	investing in a fund where the Investment Managers may seek to predict the direction of complex markets, including international securities, foreign currencies and commodities of all types, using highly volatile futures contracts and other derivative instruments

•	investing in a fund where the Investment Managers may use model-based strategies that, while historically effective, may not be predictive on an ongoing basis

•	investing in a fund where the Investment Managers may charge asset-based fees and incentive allocations, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees

•	investing in a fund where an Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries

•	investing in a fund where the Investment Managers may focus on securities of non-U.S. issuers, including those located in developing countries

•	investing in a fund where the Investment Funds may have a high portfolio turnover rate

•	investing in illiquid securities of an unlisted closed-end fund

•	investing in a fund that may borrow money (or leverage) to fund investments in Investment Managers

•	investing in a fund where the Investment Managers may use derivatives for hedging and non-hedging purposes

•	investing in a fund that itself may use derivatives to hedge against undesired exposure, and to take exposure, to various markets or investment styles

•	investing in a fund where the Adviser may employ leverage to take exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Fund's Interests

•	investing in a fund that does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund's taxable income

•	investing in a fund that seeks to be treated for tax purposes as a partnership, but could be taxable as a corporation, thus being subject to two levels of taxation

•	investing in a fund that has an Adviser and Investment Managers who may have conflicts of interests

•	investing in a non-diversified fund that may allocate an unlimited percentage of its assets to the securities of any one issuer.

Because the Fund invests in Investment Funds, investors are subject to additional risks, including:

•	investing in a fund whose underlying Investment Funds generally will not be registered as investment companies under the Investment Company Act, and, therefore, the Fund will not be able to avail itself of Investment Company Act protections

•	investing in a fund whose investors will have no right to receive information about the Investment Funds or Investment Managers, and who will have no recourse against Investment Funds or their Investment Managers

•	investing in a fund that may not be able to invest in certain Investment Funds that are oversubscribed or closed or that may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity

•	investing in a fund whose investors will bear two layers of asset-based fees and expenses--one at the Fund level and one at the Investment Fund level--and incentive allocations at the Investment Fund level

•	investing in a fund where the Investment Managers may receive compensation from the Fund for positive performance of an Investment Fund even if the Fund's overall returns are negative

•	investing in a fund where the Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting

•	investing in a fund whose investments in underlying Investment Funds may be illiquid

•	investing in a fund many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Manager, the Adviser and the Administrator, and the price at which purchases and repurchases are made

•	investing in a fund that may not be able to vote on matters that require the approval of the limited partners of an underlying Investment Fund, including a matter that could adversely affect the Fund's investment in it

•	investing in a fund that, upon its withdrawal of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value

•	investing in a fund that may have indemnification obligations to Investment Funds and their Investment Managers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

           The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive allocations, charged at the underlying Investment Fund level. These indirect items are not reflected in the following chart or the example below.

Investor Transaction Expenses
     Maximum sales load(1) (percentage of purchase amount)                                   2.00%
     Maximum redemption fee                                                                  None

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee                                                                          1.30%
     Other expenses (including Administrator Fee: 0.30%)                                     0.60%
                                                                                             -----
     Total annual expenses                                                                   1.90%
                                                                                             =====

(1)	Generally, the stated minimum initial investment in the Fund is $250,000, which minimum may be reduced for certain investors. Investors purchasing Interests may be charged a sales load of up to 2% of the Investor's capital contribution. See "Plan of Distribution."

          The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $100 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                               Example
                                                               -------

                                            1 Year       3 Years        5 Years         10 Years
                                            ------       -------        -------         --------

You would pay the following
expenses, including a sales load (see
footnote 1 above), on a $1,000
investment, assuming a 5% annual
return:                                       $39           $78           $120             $237

--------
*    Without the sales load, the
     expenses would be:                       $19           $60           $102             $221

          The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund's organizational and offering costs are not reflected in the table or in the example. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

RISK FACTORS

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

           Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. See "—Conflicts of Interest."

           The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a substantial number of independent board members, and statutory protections against self-dealing by the Investment Managers. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The investment strategies and styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund's net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests. Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their affiliates.

           An investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment. By investing in the Investment Funds indirectly through the Fund, the investor bears two layers of fees and expenses—asset-based fees and expenses at the Fund level and asset-based fees, expenses and incentive allocations at the Investment Fund level.

           Each Investment Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result. Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

           To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund. See "Investment Objective and Principal Strategies—Selection of Investment Managers."

           Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months. The Fund may use derivatives and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Fund will do so or, if it does, that the Fund will do so successfully.

           Generally, Investment Funds are permitted to redeem their securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

          Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of an investor's Interest and the ability of any investor to withdraw its investment in certain circumstances. Some Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund's Interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its investors. In addition, some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may not be able to redeem those investments in kind. In such circumstances, the Fund's ability to provide liquidity to investors could be adversely affected.

          For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. Given the number of Investment Managers, it is possible that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

          A noncorporate investor's share of the Fund's investment expenses may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

          The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Interests.

Business and Regulatory Risks of Investment Funds

           Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy. In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The effect of any future regulatory change on the Fund could be substantial and adverse.

Market Fluctuations Will Affect the Fund's Returns

          The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Investment Strategies May Involve Risk of Loss

          Some of the principal risks of the identified investment strategies are identified below. Depending on economic and market conditions, other risks may be present.

           Merger or "Risk" Arbitrage Strategies. Merger arbitrage investments often incur significant losses when anticipated merger or acquisition transactions are not consummated. The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; and (v) failed financings. Merger arbitrage positions also are subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Merger arbitrage strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature.

           Distressed Securities Strategies. Some Investment Funds may invest in equity and debt securities or other claims of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type should be considered speculative, as they involve substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain accurate information as to the condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security or claim in respect of which such distribution was made.

           Special Situation Strategies. Depending on the focus of an Investment Manager, special situation strategies can have risks similar to either merger arbitrage or distressed securities strategies. An Investment Fund investing in securities of issuers facing spin-offs or privatization may be adversely affected by the risk that the consummation of the mergers, tender offer or exchange offer is prevented or delayed, or that the financing is insufficient or otherwise unsuccessful. Similarly, an Investment Fund investing in securities of issuers facing liquidations, restructurings and similar reorganizations may be adversely affected by the risk that such transactions will be unsuccessful or will result in a distribution of cash or new securities worth less than the original investment made by the Investment Fund.

           Private Placement Strategies. These strategies generally depend upon an exit event, such as a public offering of the securities the Investment Fund has purchased, to provide the anticipated returns. An inability to complete, or a delay in completing, the desired public offering, or the completion of such a public offering on less desirable terms, will adversely affect the Investment Funds', and thus the Fund's, investment. See "— Restricted and Illiquid Investments Involve the Risk of Loss."

           Equity Market Neutral Strategies. A market neutral strategy requires both a long and short position. To the extent an Investment Manager is unable to maintain a balanced position because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to "match" long and short positions, the strategy will not be market neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual events specific to a particular company that cause sudden changes in the company's share valuation may also adversely affect historical price relationships between stocks, leading to losses when relying on the strategy.

           Statistical Arbitrage Strategies. The success of the investment activities of an Investment Manager employing statistical arbitrage is heavily dependent on the mathematical models used by the Investment Manager in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may not be predictive of future price movements. The Investment Manager may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

           Fixed Income Arbitrage Strategies. Fixed income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, rate caps, rate swaps and the various other financial instruments and investments that fixed income arbitrage strategies may trade. Substantial risks also are involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change. Certain corporate, asset-backed and mortgage-backed securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed income arbitrage strategies. Many other unforeseeable events, including actions by various government agencies and domestic and international political events, may cause sharp market fluctuations. Option Arbitrage Strategies, Convertible Arbitrage Strategies and Capital Structure Arbitrage Strategies present similar risks.

           Global Macro Strategies. The success of global macro strategies will depend on an Investment Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets. These strategies typically employ significant leverage that will magnify the Investment Funds' risk exposure, including risk of loss.

           Commodity Trading Strategies. Commodity interest contract prices are highly volatile. Price movements of contracts are influenced by, among other things, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, political and economic events and policies, changes in interest rates and rates of inflation, currency devaluations and revaluations, and emotions of the marketplace. Governments from time to time intervene, directly and by regulation, in certain markets, particularly those dealing in currencies and precious metals. Intervention often is intended to influence prices directly. Additionally, because of the low margin deposits normally required in commodity interest trading (typically between 2% and 15% of the value of the contract purchased or sold), an extremely high degree of leverage is typical of a commodity interest trading account. As a result, a relatively small price movement in a commodity contract may result in immediate and substantial losses by the Investment Funds, and thus the Fund.

           Long/Short Equity, Long-Biased and Short-Selling Strategies. Since long/short equity, long-biased and short-selling strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of an Investment Fund's portfolio. See "— The Investment Funds' Use of Short Selling is Highly Speculative" for additional risks of short-selling.

           Sector Strategies. Some Investment Funds may concentrate in particular industry sectors. See "— Investment Funds May Invest Significantly in Volatile Sectors" for additional risks associated with such Investment Funds employing sector strategies.

           Global Markets and Emerging Markets Strategies. Some Investment Funds may concentrate in specific regions or countries, some of which may be considered emerging markets. See "— The Investment Funds' Foreign Investments Involve Risk of Loss" for additional risks associated with investments in global markets, including emerging markets.

           Credit Strategies. The success of credit-sensitive strategies depends heavily upon credit analysis of issuers and securities and credit market views. An incorrect analysis of the creditworthiness of an issuer, likely could result in a higher risk relative to the return on the investment, and could result in significant losses. In addition, the collateral securing such securities may suffer damage, theft or other loss, increasing the risk of holding such securities.

           Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher-grade securities. In addition, the market for these securities may be thinner and less liquid than for higher-grade securities.

The Incentive Allocations Charged by the Investment Managers May Create Incentives for Speculative Investment

          Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive allocations of the Investment Managers are expected to range from 15% to 20% of net profits, but may be greater or less in some cases. The Adviser and the Administrator also will charge asset-based fees.

          The incentive allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive allocation. In addition, because the incentive allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

The Fund is Newly Organized

          The Fund is a newly organized investment company with no previous operating history upon which investors can evaluate the performance of the Fund.

          Some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

The Investment Funds May Purchase Equity Securities without Restriction as to Market Capitalization

           Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.

The Investment Funds' Use of Short Selling is Highly Speculative

          Some of the Investment Funds may sell securities short and some may do so as their investment focus. Short selling is a speculative investment technique that involves expenses to the Investment Funds and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on an Investment Fund's portfolio

•	the Investment Fund may not be able to close out a short position at any particular time or at the desired price

•	the Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Investment Fund, thus increasing the price the Investment Fund may have to pay for the security and causing the Investment Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Investment Fund's ability to short stocks.

The Investment Funds' Foreign Investments Involve Risk of Loss

          The Fund expects to invest a portion of its assets in Investment Funds whose Investment Managers invest in the securities of foreign issuers, including those in emerging markets, and in Investment Funds that may be denominated in foreign currencies. Foreign investments face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the U.S.

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries

•	failure to receive government approval prior to investments in a particular issuer by foreign persons

•	limits on the amounts of investment by foreign persons in particular issuers

•	limits on the investment by foreign persons to specific classes of securities with less advantageous rights.

          In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

•	inflation and rapid fluctuations in inflation rates in the economies and financial markets of certain emerging market countries

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

•	high concentration of investors and financial intermediaries

•	political and social uncertainties

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

•	overburdened infrastructure and obsolete or unseasoned financial systems.

The Investment Funds' and the Fund's Use of Derivatives Involves Risk

          Some of the Investment Funds, and the Fund, may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, which involve the following risks, among others:

•	Derivatives can be volatile

•	Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's or the Fund's performance

•	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives

•	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions

•	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

Investment Funds May Invest Significantly in Volatile Sectors

          One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in an industry sector. As a result, the investment portfolios of these Investment Funds (as well as the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers. In addition, an Investment Fund's emphasis in a particular sector may be especially volatile. To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of issuers in a single industry, the risk of any investment decision is increased.

Investors Will Have Only Limited Liquidity

          The Fund is a closed-end investment company designed primarily for long-term investors. Interests in the Fund will not be traded on any securities exchange or other market. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in December 2005 and, thereafter, twice each year, near mid-year and year-end. The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

          The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold. Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

          Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, which provide for their separate liquidation over a much longer period than an investment in the Investment Fund. Were the Fund to seek to liquidate its investment in an Investment Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.

Investment Managers' Use of Leverage Involves Risk of Loss

           Investment Managers may borrow money for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

           Although leverage will increase investment return if the Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Investment Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Investment Fund's investment portfolio. If the Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

           The Investment Company Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits only apply to the Investment Funds that are managed by Subadvisers (as described under "Investment Objective and Principal Strategies—Selection of Investment Managers") and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be great.

           To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

The Fund May Borrow Money

           The Fund may borrow money to fund investments in certain Investment Managers, for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's Interests. If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and the risks of leverage described under "—Investment Managers' Use of Leverage Involves Risk of Loss" will be present. The Fund would expect to repay leverage used to fund investments from the proceeds of subsequent offerings of Interests. If the Fund were unable to sell a sufficient amount of Interests to repay these borrowings, the Fund could remain leveraged or reduce its leverage by selling Investment Funds.

           Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will significantly magnify the potential volatility of the value of the Fund's Interests.

The Fund is Non-Diversified

          The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.

Restricted and Illiquid Investments Involve the Risk of Loss

          The Fund and the Investment Managers may invest without limitation in restricted securities and other investments which are illiquid, which may include so-called "PIPE" (private investments in public equity) securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

           Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Subadviser will be valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

          In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Conflicts of Interest

          The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"). The Fund has no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

          The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

           Investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, this process may adversely affect the amount the Fund will be able to invest in an Investment Fund.

          UBS Financial Services or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

          The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

          UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

          The Fund expects to be treated as a partnership for Federal income tax purposes. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

           Because the Investment Funds and, to a limited extent, the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to UBTI and, in such case, may be required to make payments, including estimated payments, and file an income tax return.

Distributions to Investors and Payment of Tax Liability

          The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors. Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

Disclosure Regulations

           Recently finalized Treasury Regulations (the "Tax Regulations") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on IRS Form 8886 and retain information relating to the transaction. Organizers and sellers of reportable transactions are required to maintain lists identifying the transaction investors and furnish to the IRS upon demand such investor information as well as detailed information regarding the transactions. A transaction may be a "reportable transaction" based upon any of several indicia, including the existence of confidentiality agreements, certain indemnity arrangements, potential for recognizing investment of other losses, or significant book-tax differences, one or more of which may be present with respect to or in connection with an investment in the Fund. In addition, the Tax Regulations could be interpreted to cover and require reporting of transactions that are generally not considered tax shelters, including certain foreign currency transactions. Currently, legislative proposals are pending in Congress that, if enacted, would impose significant penalties for failure to comply with these disclosure requirements. Investors are urged to consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund intends to comply with the disclosure and list maintenance requirements under the Tax Regulations if it determines that they apply to the Fund.

USE OF PROCEEDS

           The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable after the closing of the offering. Based on current and normal market conditions, the Adviser expects the Fund will be substantially invested in accordance with its investment objective within six months. Factors that could cause delay include whether Investment Funds in which the Fund chooses to invest will permit investments at the times desired by the Fund and whether desirable Investment Funds are available at a given time. The Fund will pay organizational and offering expenses estimated to be $600,000 from the proceeds of this offering. Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities, or money market funds. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

           The Fund's investment objective is to seek capital appreciation over the long term. The Fund is commonly referred to as a "fund of funds" and is a multi-strategy fund that, consistent with its investment objective, seeks to achieve absolute returns with lower volatility and correlation to the broader markets by allocating its assets among a select group of Investment Funds whose Investment Managers have produced attractive returns over time. The Fund will allocate its assets principally among Investment Managers who primarily employ event-driven strategies; relative value strategies; global macro strategies; equity strategies; and credit strategies. There can be no assurance that the Fund's investment program will be successful. The Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be significant.

           Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies. The Fund currently intends to invest its assets primarily in Investment Funds. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted. The Adviser may add different investment strategies at its discretion.

           Additional information about the types of investments that are expected to be made by the Investment Managers is provided below. The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the investors. See "Investment Restrictions" in the Fund's SAI.

          No assurance can be given that the Fund will achieve its investment objective.

Principal Strategies

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a debt repayment obligation or a management transition. Examples include merger arbitrage (sometimes called "risk arbitrage"), distressed investing, special situation strategies, and private placement strategies.

Merger or "risk" arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Distressed securities strategies attempt to invest in companies suffering financial distress. They seek capital appreciation and may not focus on the high-yield nature of the assets. These strategies are related to credit strategies described below.

Special situation strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.

Private placement strategies attempt to make short-term private placements in companies, including through the use of "PIPE" (private placements in public equity) securities, usually pursuant to Regulation D under the 1933 Act. Generally, Investment Managers seek to benefit from underpriced equity options often embedded in the financing transactions and through subsequent opportunities to register the securities for public sale.

Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if an Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships. Several distinct relative value strategies are: equity market-neutral; statistical arbitrage; fixed-income (including mortgage- and asset-backed securities) arbitrage; option arbitrage; and convertible arbitrage.

Equity market-neutral strategies attempt to construct portfolios that will generate attractive returns through the development and implementation of sophisticated quantitative and qualitative trading models. Most of these models dictate the purchase of stocks that are expected to perform relatively better than the broader market while, at the same time, selling short those stocks expected to perform relatively worse. These strategies operate from the premise that they can forecast the relative performance of specific stocks better than that of the market as a whole, thereby decreasing systemic market risk in favor of stock specific risk.

Statistical arbitrage strategies attempt to use systematic models to build long and short portfolios of securities whose current prices are predicted to increase or decrease based on established statistical relationships.

Fixed-income arbitrage strategies attempt to take advantage of pricing differentials between related fixed-income securities. To execute this strategy, an Investment Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security. Investment Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.

Option arbitrage strategies attempt to benefit from the simultaneous buying and selling of call and/or put options either between securities exchanges or the same exchange, or by exploiting discrepancies between the implied value of an option embedded in a convertible bond and the actual value of the option.

Convertible arbitrage strategies involve investing in convertible bonds that appear incorrectly valued relative to their theoretical value. The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged to exploit price differentials. The Investment Managers typically seek to hedge out the risk inherent in the stock; the remaining interest rate risk may or may not be hedged.

Global macro strategies generally use analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on these views by allocating capital to relatively short-term trading opportunities in securities, commodities, interest rates, currencies and other instruments. Investments using these strategies may be either long or short, and may employ significant leverage. Examples include discretionary strategies, systematic strategies and commodity trading strategies.

Discretionary strategies seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals. Investment Managers may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to attempt to identify opportunities that they believe may exist within the markets. While the markets they invest in may be diverse, these Investment Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Investment Managers tend to employ leverage.

Systematic strategies involve utilizing proprietary models that seek to identify opportunities that may exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Investment Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Within this category are Investment Managers who engage in "momentum investing," generally concentrating on the global equity markets. These Investment Managers may take positions in cash, equity securities, futures, options, and other derivative securities. These Investment Managers tend to leverage when establishing positions and hold positions in several markets at the same time, and although they may be both long and short, for the most part, these Investment Managers tend to be long or in cash.

Commodity trading strategies may involve active, leveraged trading and investment on a global basis in a portfolio of swaps, commodities, futures contracts, equity and debt instruments, and derivatives relating to commodities and basic industries, or entities deriving a material component of their operations from activities in such commodities and basic industries, which may include energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), chemicals, agriculture, food, precious metals, industrial materials and related support and manufacturing industries. Some of these Investment Funds also may invest in currency futures as part, or all, of their commodity trading strategy.

Equity strategies seek to benefit from an Investment Manager's ability to select investments, frequently either long- or short-only, but also combining long positions with short sales in an effort to offset systematic market risks. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. Certain of these Investment Funds may invest all or a percentage of their assets outside the U.S. or may concentrate their investments in a particular region or sector, or in companies within a specific market capitalization range. Investment Managers may emphasize or utilize exclusively a growth or value orientation, while others may employ a combination of growth and value orientations in selecting securities. Market exposure can vary substantially, leading to a wide range of risk and return profiles. No guarantee can be given that an Investment Manager will be able to effectively minimize systematic or other risks. Several distinct equity strategies are: long/short strategies; long-biased investing; short-selling; sector strategies; global strategies and emerging market strategies.

Long/short investment strategies combine long investments with short sales and the pursuit of opportunities in rising or declining markets while seeking to reduce market exposure and risk.

Long-biased investing generally involves buying a security expecting its price to increase. Investment Managers may utilize a variety of techniques to identify securities they believe are trading at prices below their fundamental value.

Short sales generally involve selling a security that the Investment Fund does not own (and has to borrow), expecting to profit from a decline in its price at a later date. Investment Managers may utilize a variety of techniques to identify securities they believe are trading at prices in excess of their fundamental value.

Sector strategies typically focus on investments within specific industry sectors, some of which can be highly volatile, such as technology, biotechnology, financials or healthcare. These Investment Funds may invest long or short only, long and short, long-biased, or vary net long and net short positioning based on current perceived opportunities. However, these funds are typically long-biased, capitalizing on the growth or expansion of the particular sector. Options on sector indices may be used to attempt to mitigate the effect of a sector appreciation or depreciation.

Global strategies typically focus on specific countries and/or regions, such as the U.S., U.K., Japan, Europe and Asia, while emerging market strategies typically focus on investments in emerging markets in such countries.

Credit strategies typically focus on credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities and credit market views. Investment Managers also may participate in the bank debt market through the origination of loans to credit-sensitive (generally below investment grade or "junk bond") issuers and attempt to take advantage of what are considered to be relatively inexpensive securities. These loans are generally secured. In addition, Investment Managers may take long or short positions in junk bonds and may purchase one or more types of securities within a company's capital structure, while selling short other types of securities within the company's capital structure, which frequently is called capital structure arbitrage. Obligations the Investment Managers may purchase also include loan participations, leases, executory contracts, tort claims, trade claims, and accounts and notes receivable held by trade and other creditors

Selection of Investment Managers

           The Adviser's research staff assists in the selection of Investment Managers using, among other things, its database of asset managers to narrow the universe of potential candidates. The Adviser will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered. In addition, some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

           As part of its diligence process, the Adviser conducts a comprehensive review of the Investment Manager, its investment process and organization, and may conduct interviews with references and industry sources to complete its determination. Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment performance and process of the Investment Manager.

           Investment Managers generally conduct their investment programs through the Investment Funds. The Fund currently intends to invest its assets primarily in Investment Funds. The Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers" and all of these arrangements would be considered as Investment Funds.

           The Fund will limit to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an affiliate of an Investment Fund within the meaning of the Investment Company Act. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

           The Fund may purchase, as Investment Funds, shares of registered investment companies, including open-end investment companies (so-called "mutual funds"), closed-end investment companies and unit investment trusts (including so-called "exchange-traded funds"). The Fund's ability to invest in registered investment companies is limited by the Investment Company Act.

           The Adviser typically will invest directly in an Investment Fund; however, to gain exposure to certain Investment Funds, the Adviser may purchase a structured note or enter into a swap or other contract the return of which is based on the return of an Investment Fund. A structured note with interest or principal payments indexed to the return of one or more referenced Investment Funds would substitute a contractual commitment running from the counterparty to the Fund for direct ownership by the Fund of a share of the Investment Funds. Similarly, a swap structure could provide a return equivalent to direct investment in one or more Investment Funds by establishing a contractual obligation on the part of the counterparty to pay the Fund a return equivalent to the return that would have been obtained by direct investment in the Fund. See "Special Investment Techniques—Swap Agreements" in the Fund's SAI.

           The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds, subject to the condition that selection of an Investment Fund advised by a new Subadviser requires approval of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the Investment Company Act.

          To attempt to hedge against exposure to various markets or investment styles at a time when the Adviser does not desire to divest the Fund of the related Investment Funds, the Adviser may, but is not required to, cause the Fund to engage directly in various hedging strategies, including the use of futures and derivatives. Similarly, the Adviser may seek exposure to various markets through direct investment, including by using derivatives or by investing in other pooled investment vehicles, such as exchange-traded funds. The Fund also may borrow (i.e., use leverage) for investment purposes.

           The Fund is operated by a person who has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

           The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

           The Fund's Board provides broad oversight over the affairs of the Fund.

           The Adviser is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Advisers Act. UBS Financial Services, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges. The Adviser and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

           Investment decisions for the Fund are made by a team of the Adviser's portfolio managers, and no person is primarily responsible for making recommendations to the team.

Adviser and Administrator

           The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.30% of the Fund's net assets for the month.

          The Administrator provides administrative services to the Fund, including: providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services. The Fund will pay a monthly fee to the Administrator for administrative services at an annual rate of 0.30% of the Fund's net assets for the month.

          Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests. The Fund Asset-Based Fees will be computed as of the start of business on the first business day of the period to which each Fund Asset-Based Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears.

          The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies.

Other Expenses of the Fund

          The Fund will bear all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•	the costs and expenses of holding any meetings of the Board or investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;

•	all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

          The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

          PFPC, as the Fund Administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser. In consideration for these services, the Fund and such other funds will pay the Fund Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, not to exceed on an annual basis 0.15%, and will reimburse the Fund Administrator for out-of-pocket expenses.

          PFPC Trust Company, an affiliate of the Fund Administrator, acts as custodian for the Fund's assets.

INVESTOR QUALIFICATIONS

           Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in the Adviser's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign an investor certification before you may invest. If your investor certification is not received and accepted by UBS Financial Services by the applicable Closing Date, your order will not be accepted. Other similar arrangements may be permitted by UBS Financial Services instead of the investor certification. The form of this investor certification is included as Appendix B to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption or Transfer

          No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof. No public market exists for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

          The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. While an investor may request that the Fund tender for its interest in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Interests from its investors in December 2005 and, thereafter, twice each year, near mid-year and year-end. The Directors also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser.

          The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Summary of LLC Agreement--Term, Dissolution and Liquidation" in the SAI.

Determination of Repurchase Price

          The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or applicable portion thereof based on the estimated net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the investor's capital account as of such date. The Fund's net asset value may change materially between the date a tender offer is mailed and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors--Limited Liquidity."

Payment

           Repurchases of Interests or portions thereof from investors by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Fund of all eligible written tenders of Interests or portions thereof from investors. Payment of the purchase price pursuant to a tender of Interests will consist of, first, cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering investors on a pari passu basis, in an aggregate amount equal to at least 90% of the estimated unaudited net asset value of the Interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly (which means within five business days) after the expiration date. Generally, payment pursuant to such a tender will consist of cash (the "cash payment") and a promissory note that, without approval by the Board, will bear no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the expiration date over (b) the cash payment. In some instances, the initial payment will consist solely of the note. The note would be delivered to the tendering investor promptly after the expiration date and would be payable generally no later than ten (10) days after the end of each fiscal year audit. The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. The Fund will not impose any charges on a repurchase of Interests or portion of Interests in the Fund, although it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

           An investor who tenders its entire Interest to the Fund for repurchase generally will have a taxable event. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received full payment under the promissory note.

Consequences of Repurchase Offers

           The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value. In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

           Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

           Net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

           The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a value to the Fund on a timely basis at the end of a fiscal period, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio.

           Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Investment Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

           The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information and the reliability of pricing information provided by the Investment Managers, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund. In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

          The valuations reported by the Investment Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Investment Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

          To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value portfolio securities of the Investments Funds managed by the Subadvisers as described below:

           Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

           Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.

CAPITAL ACCOUNTS

General

          The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor's initial contribution to the capital of the Fund. Each investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below. Similarly, each investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor's capital account (as described below). To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

          Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

Allocation of Net Profits and Net Losses

          Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages, such as withholding taxes or other tax obligations.

           Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years. Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gain and loss for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its Interest.

Allocation of Special Items—Organizational Expenses, Certain Withholding Taxes and Other Expenditures

           The Fund's organizational expenses and initial offering costs are estimated at $600,000. These expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those organizational expenses and initial offering costs among the investors, an amount equal to such costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all investors based on the percentage that an investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all investors as of the relevant allocation date. Until the date which is twelve months after the first date on which capital contributions of investors are accepted, an initial allocation of such costs will be made to investors who contribute capital to the Fund during such period. These allocations will thereafter be adjusted during such period as of each date on which additional capital is contributed to the Fund by its investors. The Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund Interests which will be charged to the capital accounts of investors in the period incurred. Offering costs cannot be deducted by the Fund or the investors for tax purposes.

           Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

          The Investment Funds will bear all expenses incurred in the business of the Investment Funds. The Investment Managers generally will charge an asset-based fee to and receive incentive allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Fund.

Reserves

           Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

          Each investor will have the right to cast a number of votes based on the value of such investor's capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors. Except for the exercise of their voting privileges, investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES

          The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

          Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

          The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

           Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

           Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

          As an entity classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

PLAN OF DISTRIBUTION

General

           UBS Financial Services acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. UBS Financial Services expects to deliver the Interests to the investors on or about the first Closing Date, or such earlier or later date as UBS Financial Services may determine. The Adviser and UBS Financial Services intend to compensate UBS Financial Services' or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Interests and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or UBS Financial Services may reasonably require. Compensation to such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced (the "Servicing Compensation"). The maximum underwriting compensation to be paid to underwriters and related persons in connection with the offering, including the sales load and Servicing Compensation, will not exceed 8% of the initial gross proceeds of the Interests sold.

           Neither UBS Financial Services nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

           Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors. In connection with the first closing, any interest collected on the funds will be paid to investors on the Closing Date.

           The Fund has agreed to indemnify UBS Financial Services, its affiliates, the Adviser and certain other persons against certain liabilities under the Securities Act.

Purchase Terms

           Sales of Interests will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before a Closing Date. Generally, the stated minimum initial investment in the Fund from each investor is $250,000, which minimum may be reduced for certain investors. If you want to purchase less than $250,000 in Interests, you should speak with your financial advisor. Financial advisors may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. The Fund may vary the investment minimums from time to time. Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution.

          The LLC Agreement is annexed as Appendix A to this prospectus and each new investor will be bound by all of its terms by executing the investor certification form included as Appendix B to this prospectus.

Additional Sales

          From time to time, the Fund may sell additional Interests to Qualified Investors. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $25,000. For purchasers of Interests in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000, and may be adjusted, from time to time, in the sole discretion of the Adviser.

GENERAL INFORMATION

Liability of Investors

           Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. However, the Adviser may require an investor to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the investor's Interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Fund Organization

          The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on February 4, 2004 and has no operating history. The Fund's address is c/o UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is (212) 713-2000.

TABLE OF CONTENTS OF THE SAI

Page

Additional Investment Policies
Repurchases and Transfers of Interests
Directors
Code of Ethics
Proxy Voting Policies and Procedures
Investment Advisory Services
Conflicts of Interest
Tax Aspects
ERISA Considerations
Brokerage
Auditors and Legal Counsel
Custodian
Summary of LLC Agreement
Financial Statements	1 18 19 22 23 24 26 29 47 49 50 50 50 52

UBS MULTI-STRAT FUND, L.L.C.

Limited Liability Company Interests

PROSPECTUS

August 6, 2004

UBS FINANCIAL SERVICES INC.

APPENDIX A

UBS MULTI-STRAT FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

           THIS LIMITED LIABILITY COMPANY AGREEMENT of UBS MULTI-STRAT FUND, L.L.C. (the "Fund") is dated and effective as of June 7, 2004 by and among the Organizational Member, UBS Fund Advisor, L.L.C., as Adviser and UBSAdmin, and each person hereinafter admitted to the Fund in accordance with this agreement and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

          WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of February 4, 2004 and filed with the Secretary of State of the State of Delaware on February 4, 2004;

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

          For purposes of this Agreement:

           1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Administration Fee means the fee paid to UBSAdmin out of the Fund's assets, and debited against the Members' Capital Accounts, for UBSAdmin Services.

           Adviser means UBS Fund Advisor, L.L.C. or any successor investment adviser to the Fund, in its capacity as investment adviser under the Investment Advisory Agreement. The Adviser shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

           Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Affiliate means affiliated person as such term is defined in the 1940 Act.

           Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

           Board means the Board of Directors established pursuant to Section 2.6 hereof.

           Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

           Capital Percentage means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

           Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

           Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

           Closing Date means the first date on or as of which a Member other than the Organizational Member, UBSAdmin or the Adviser is admitted to the Fund.

           Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

           Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

           Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

           Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

           Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

           Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

           Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

           Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

           Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

          Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

           Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Adviser or any other insurance policy, the benefits of which are payable to the Fund.

           Interest means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

           Investment Advisory Agreement means the investment advisory agreement entered into between the Adviser and the Fund, as from time to time in effect.

           Investment Advisory Fee means the fee paid to the Adviser out of the Fund's assets in accordance with the Investment Advisory Agreement.

           Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

           Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

           Member means any person who is admitted to the Fund in accordance with this agreement as a member until the Fund repurchases the entire Interest of such person pursuant to Section 4.5 hereof or such person otherwise ceases to be a member of the Fund or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

           Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

           Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)	any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.10 hereof.

          Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

           Organizational Member means the person executing this Agreement in such capacity.

           person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

           Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

           Subadvisers means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund's assets directly or through a separate managed account.

           Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

           Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

           UBSAdmin means UBS Fund Advisor, L.L.C. or any successor thereto which has executed a counterpart to this Agreement, in its administrative capacity under the agreement contemplated by Section 3.8(a) hereof. UBSAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

           UBSAdmin Services means such administrative services as UBSAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

           Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

           2.1 Formation of Limited Liability Company.

          The Organizational Member and any persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

           2.2 Name.

          The name of the Fund shall be "UBS Multi-Strat Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

           2.3 Principal and Registered Office.

          The Fund shall have its principal office at the principal office of UBSAdmin, or at such other place designated from time to time by the Board.

          The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

           2.4 Duration.

          The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

           2.5 Business of the Fund.

          (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. UBSAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of UBSAdmin be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

          (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

           2.6 The Board.

          (a) The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

          (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

          (c) If no Director remains, UBSAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

           2.7 Members.

          The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for the purchase of Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of UBSAdmin and the Organizational Member hereby is admitted as a Member on the date hereof.

           2.8 Organizational Member.

          Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

           2.9 Both Directors and Members.

          A person may at the same time be a Director and a Member or the Adviser and a Member, in which event such person's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

           2.10 Limited Liability.

          Except as otherwise provided under applicable law, none of the Members, Directors, UBSAdmin nor the Adviser shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund and other payments pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, UBSAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by UBSAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under the Delaware Act.

ARTICLE III

MANAGEMENT

           3.1 Management and Control.

          (a) Except to the extent otherwise delegated to the Adviser and UBSAdmin, management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and UBSAdmin shall continue to provide the UBSAdmin Services to the Fund.

          (b) Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

          (c) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

          (d) The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

           3.2 Actions by the Board.

          (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

          (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

          (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund.

           3.3 Meetings of Members.

          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board or, to the extent applicable, UBSAdmin shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

          (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board or, to the extent applicable, UBSAdmin shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

           3.4 Custody of Assets of the Fund.

          The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

           3.5 Other Activities of Members (Including UBSAdmin), Directors and the Adviser.

          (a) None of the Directors, officers of the Fund, UBSAdmin nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

          (b) UBSAdmin and any Member, officer of the Fund, Director or the Adviser, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of UBSAdmin or any other Member, officer of the Fund, Director, the Adviser or Affiliates of any of them, or any profits derived therefrom.

           3.6 Duty of Care.

          (a) The Directors, officers of the Fund, UBSAdmin, including any officer, director, member, partner, principal, employee or agent of UBSAdmin, and the Adviser, including any officer, director, member, principal, employee or agent of the Adviser and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

          (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

           3.7 Indemnification.

          (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), officer of the Fund, the Adviser and UBSAdmin (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Adviser or UBSAdmin or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Adviser or UBSAdmin or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by UBSAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

          (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.10 hereof.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, Director, UBSAdmin, the Adviser or other person.

           3.8 Fees, Expenses and Reimbursement.

          (a) So long as UBSAdmin (or its affiliates) provides UBSAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by UBSAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

          (b) So long as the Investment Advisory Agreement shall remain in full force and effect, the Fund shall pay the Adviser the Investment Advisory Fee.

          (c) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

          (d) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by UBSAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and expenses from investments in Investment Funds;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable Federal or state laws;

(3)	the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, UBSAdmin or the Directors;

(6)	all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	fees of custodians and other persons providing administrative services to the Fund; and

(11)	such other types of expenses as may be approved from time to time by the Board.

          The Adviser and UBS Admin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

           (e) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

           3.9 Liabilities and Duties.

           To the extent that, at law or in equity, a Member, officer of the Fund or Director or other person has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to a Member, officer of the Fund or a Director, any such Member, officer of the Fund, Director or other person acting under this Agreement shall not be liable to the Fund or to a Member, officer of the Fund or a Director for its good faith reliance on the provisions of this Agreement. The Members agree that the provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, an officer of the Fund, a Director or other person otherwise existing at law or in equity, replace such other duties and liabilities of such Member, officer of the Fund, Director or other person.

ARTICLE IV

TERMINATION OF STATUS OF ADVISER AND DIRECTORS;
TRANSFERS AND REPURCHASES

           4.1 Termination of Status of the Adviser.

           The status of the Adviser as a Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with such person, effective as of the date of such termination.

           4.2 Termination of Status of a Director.

           The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

           4.3 Removal of the Directors.

           Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

           4.4 Transfer of Interests of Members.

           (a) An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements established by the Fund from time to time, the Fund reserves the right to redeem its Interest pursuant to Section 4.5. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

           (b) Each transferring Member shall indemnify and hold harmless the Fund, the Directors, officers of the Fund, UBSAdmin, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

           4.5 Repurchase of Interests.

           (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

           The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

           (b) The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)	such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, UBSAdmin, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

           (c) Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

ARTICLE V

CAPITAL

           5.1 Contributions to Capital.

           (a) The minimum initial contribution of each Member (other than UBSAdmin and the Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

           (b) The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

           (c) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

           5.2 Rights of Members to Capital.

           No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.5 hereof, if so determined by the Board, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. Except as provided in Section 2.10 hereof, no Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

           5.3 Capital Accounts.

           (a) The Fund shall maintain a separate Capital Account for each Member.

           (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

           (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

           (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

           (e) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

           5.4 Allocation of Net Profit and Loss.

           As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

           5.5 Allocation of Insurance Premiums and Proceeds.

           (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

           (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

           5.6 Allocation of Certain Withholding Taxes and Other Expenditures.

           (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

           (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

           5.7 Reserves.

           (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to UBSAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

           (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

           (c) If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

           5.8 Tax Allocations.

           For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

           If the Fund realizes capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such gain or loss to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

           5.9 Distributions.

           (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

           (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

           (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

           5.10 Allocation of Organizational Expenses.

           (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

           (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.10 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

           6.1 Dissolution.

           (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)	upon the determination of the Members not to continue the business of the Fund at a meeting called by UBSAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)	upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Adviser to dissolve the Fund;

(5)	upon termination of the Investment Advisory Agreement; or

(6)	as required by operation of law.

           Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

           6.2 Liquidation of Assets.

           (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)	the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

           (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

           7.1 Accounting and Reports.

           (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

           (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

           (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish one or more Members such other periodic reports as it deems necessary or appropriate in its sole discretion.

           (d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, the Adviser, UBSAdmin or any other person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

           7.2 Determinations By the Board.

          (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by UBSAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

           (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

           7.3 Valuation of Assets.

           (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value in accordance with procedures adopted by the Board. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

           (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

           8.1 Amendment of Limited Liability Company Agreement.

           (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) UBSAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

           (b) Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

           (c) By way of example only, UBSAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; or

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

           (d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

           8.2 Special Power of Attorney.

           (a) Each Member hereby irrevocably makes, constitutes and appoints UBSAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

           (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

           (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of UBSAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

           8.3 Notices.

           Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, including e-mail, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, e-mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

           8.4 Agreement Binding Upon Successors and Assigns.

           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

           8.5 Applicability of 1940 Act and Form N-2.

           The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

           8.6 Choice of Law; Arbitration.

           (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

           (b) Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

           (c) Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

           (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

           8.7 Not for Benefit of Creditors.

           The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, UBSAdmin, the Adviser, officers of the Fund, Directors and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.7).

           8.8 Consents.

           Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

           8.9 Merger and Consolidation.

           (a) Notwithstanding any other provision of this Agreement, the Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by a majority of the Directors, without the consent of any other Member or person being required.

           (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

           8.10 Pronouns.

           All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

           8.11 Confidentiality.

           (a) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

           (b) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

           (c) Notwithstanding anything to the contrary in this Agreement, the Fund, the Board and UBSAdmin shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board or UBSAdmin reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or UBSAdmin in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

           8.12 Certification of Non-Foreign Status.

           Unless such certification is not deemed necessary by UBSAdmin, each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

           8.13 Severability.

           If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

           8.14 Entire Agreement.

           This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

           8.15 Discretion.

           Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard.

           8.16 Counterparts.

           This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

           8.17 Tax Matters Partner.

           UBSAdmin hereby is designated as the "tax matters partner" under the Code for the Fund.

           THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES A-29-A-30 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGE A-30-A-31.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:

Mitchell A. Tanzman

UBS FUND ADVISOR, L.L.C.,
as Adviser and UBSAdmin:

By:   /s/ Michael Mascis
        Name:   Michael Mascis
        Title:     Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ Meyer Feldberg Meyer Feldberg, Director /s/ George W. Gowen George W. Gowen, Director /s/ Stephen H. Penman Stephen H. Penman, Director /s/ Mitchell A. Tanzman Mitchell A. Tanzman, Director

SCHEDULE I

Directors

Name and Address

Meyer Feldberg
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

George W. Gowen
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

Stephen H. Penman
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

Mitchell A. Tanzman
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

Appendix B

[ICON] UBS Wealth Management

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS MULTI-STRAT FUND, L.L.C. PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.
Please promptly return completed, executed Investor Certification to the Alternative Investment Group via
Fax: (212) 969-7673 or (212) 969-7721 OR Mail: UBS Financial Services Inc., Alternate Investment Group, 1285 Ave. of the Americas - 37th Floor, New York, NY 10019.
Generally, this Investor Certification must be received by the 24th of the month in order to invest in the Fund's next monthly closing.

UBS MULTI-STRAT FUND, L.L.C. INVESTOR CERTIFICATION

This certificate relates to UBS Multi-Strat Fund, L.L.C. (the "Fund") and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Redemptions, Repurchases of Interests and Transfers" provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under the ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including the pre-dispute arbitration clause in Section 8.6 on pages A-29-A-30 of the Agreement and its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus dated August 6, 2004. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

/_/ Please check this box if this is an additional investment in the Fund.

UBS Account Number:    /_/ /_/     /_/ /_/ /_/ /_/ /_/     /_/ /_/

SSN/Tax ID Number:     /_/ /_/ /_/     /_/ /_/     /_/ /_/ /_/ /_/

SIGNATURE REQUIRED

Investor Signature:____________________________ Date:__________________________

Print Investor Name:___________________________________________________________

Print Financial Advisor Name:__________________________________________________

Financial Advisor Telephone #:_________________ Division:______________________

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

STATEMENT OF ADDITIONAL INFORMATION

UBS MULTI-STRAT FUND, L.L.C.

1285 Avenue of the Americas
New York, New York 10019
(212) 713-9036
toll-free (800) 486-2608

August 6, 2004

           This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of UBS Multi-Strat Fund, L.L.C., which from time to time may do business as "Multi-Strat" (the "Fund"), dated August 6, 2004. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES
REPURCHASES AND TRANSFERS OF INTERESTS
DIRECTORS
CODE OF ETHICS
PROXY VOTING POLICIES AND PROCEDURES
INVESTMENT ADVISORY SERVICES
CONFLICTS OF INTEREST
TAX ASPECTS
ERISA CONSIDERATIONS
BROKERAGE
AUDITORS AND LEGAL COUNSEL
CUSTODIAN
SUMMARY OF LLC AGREEMENT
FINANCIAL STATEMENTS	1 18 19 22 23 24 26 29 47 49 50 50 50 52

ADDITIONAL INVESTMENT POLICIES

           The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

           The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund may not:

•	Borrow money, except to the extent permitted under the Investment Company Act of 1940 (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•	Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•	Purchase, hold or deal in real estate, except that the Subadvisers may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in physical commodities or commodity contracts, except that the Fund and the Subadvisers may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes that provide exposure to the investment returns of the commodities markets, including foreign currency markets.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered a part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

•	investing in a fund where the Investment Managers may focus on securities of non-U.S. issuers, including those located in developing countries

•	Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

           With respect to these investment restrictions, and other policies described in this SAI, the Fund will look through the Investment Funds managed by Subadvisers to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

           The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

           The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Equity Securities

           An Investment Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts relating to foreign securities. See "—Foreign Securities" below. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

           The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

           The Investment Managers' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Fixed-Income Securities

           Some Investment Managers may invest in fixed-income securities. The Investment Managers typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies, and also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

           The Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

           Some Investment Managers may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may affect the Fund indirectly in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

           Some Investment Managers also may invest in structured notes, variable rate mortgage-backed securities (including adjustable-rate mortgage securities, which are backed by mortgages with variable rates) and certain classes of collateralized mortgage obligation derivatives (under which the rate of interest payable varies with a designated rate or index). The value of these investments is tied closely to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

           Some Investment Managers may invest in asset-backed securities, which use securitization techniques similar to mortgage-backed securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Risks associated with asset-backed securities are largely similar to those of mortgage-backed securities; however, these securities may provide an Investment Fund (and, thus, the Fund) with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on such asset-backed securities.

Foreign Securities

           General. Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. Some of these factors are listed in the prospectus under "Risk Factors—Investments in Foreign Securities."

           Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund's foreign currency denominated portfolio securities irrespective of the underlying investment. The Investment Funds may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security. This technique would allow an Investment Manager to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's investment portfolio. See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Special Investment Techniques."

           Some Investment Funds in which the Adviser intends to invest may be denominated in foreign currencies. While not required to do so, the Adviser may attempt to hedge against risks associated with investments in foreign currency. There can be no assurance that such hedging transactions, even if undertaken, will be effective. The risks and techniques used to hedge against those risks are substantially the same as those described in respect of "Foreign Securities" and "Foreign Currency Transactions."

           European Economic and Monetary Union ("EMU"). Certain European countries have entered into EMU in an effort , among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and has replaced the existing national currencies of all EMU participants. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade, and make dividend and other payments only in euros.

           Although EMU generally is expected to have a beneficial effect, it could affect Investment Funds, and thus the Fund, negatively in certain situations. For example, withdrawal from EMU by a participating country could have a negative effect on an Investment Fund's investments, if securities redenominated in euros are transferred back into that country's national currency. Any such withdrawal could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Foreign Currency Transactions

           An Investment Manager may engage in foreign currency transactions for a variety of purposes, including for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

           Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

           Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

           The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Distressed Securities

           Some Investment Managers may invest in the securities of financially distressed companies ("distressed securities"). Investments in distressed securities involve substantial risks. Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

           Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer. Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

           In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

           Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the company's capacity to pay interest and repay principal. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

           An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of public market, dependence on an exit strategy, such as an IPO or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

           An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

           Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

           Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

           Some of these investments may be difficult for an Investment Manager to value because market quotations are not available. In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

Commodity-Related Securities

           Commodities are assets that have tangible properties, such as oil, metals and agricultural products. Historically, commodity investments have had a high correlation with changes in inflation and a low correlation to stock and bond returns. Commodity-related securities provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Investment Funds may invest in commodity-related securities, such as swap agreements, commodity options, futures and options on futures, and structured notes, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

           The production and marketing of commodities may be affected by actions and changes in governments. In addition, commodity-related securities may be cyclical in nature. During periods of economic or financial instability, commodity-related securities may be subject to broad price fluctuations, reflecting volatility of energy and basic material prices and possible instability of supply of various commodities. Commodity-related securities also may experience greater price fluctuations than the relevant commodity. In periods of rising commodity prices, such securities may rise at a faster rate; and conversely, in times of falling commodity prices, such securities may suffer a greater price decline.

           Foreign Currencies. Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar; accordingly, the value of such an investment as measured in U.S. dollars is affected by changes in currency exchange rates. Currency exchange rates generally are determined by the forces of supply and demand in the currency markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

           Investment Funds may employ certain investment practices to hedge currency exposures; however, such instruments may not be available, may not be economically priced (in the judgment of the Investment Manager), nor provide a perfect hedge. Unless an Investment Fund hedges itself against fluctuations in exchange rates between the U.S. dollar and the foreign currencies in which foreign investments are denominated, any profits the Investment Fund may realize could be eliminated as a result of adverse changes in exchange rates.

           Natural Resource Investments. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values.

           Precious Metals. Investment Funds may invest in securities related to precious metal bullion (including silver, platinum and palladium) which has no numismatic value, or related to coins derived from bullion which have no numismatic value. The value of coins moves correspondingly with the price of bullion in that the value of coins is based primarily on their precious metal content. Since such metals do not generate any investment income, the sole source of return from such underlying investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. Precious metals incur storage costs that are higher than the custody fees paid on financial assets.

           Precious metals trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various governments and countries. Gold and other precious metals also are subject to governmental action for political reasons. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

           Other Commodity Investments. Investments in chemicals, agricultural products, food and other commodities are speculative and involve risks similar to those described above for natural resource investments and precious metals.

Exchange-Traded Funds

           Shares of exchange-traded funds ("ETFs") and other similar instruments may be purchased or sold short by an Investment Fund. An ETF is an investment company that is registered under the Investment Company Act that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

           Instruments an Investment Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the Investment Company Act.

           Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

           Because ETFs and pools that issue similar instruments bear various fees and expenses, the Investment Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Investment Managers may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Money Market Instruments

           An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

           Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

           Investment Managers may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. There can be no assurance that these techniques will be successful.

           Derivatives. Investment Managers may invest in, or enter into, derivatives contracts ("Derivatives"). These are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

           Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

           If an Investment Manager invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if the Investment Manager's Derivatives were poorly correlated with its other investments, or if the Investment Manager were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

           Options and Futures. Investment Managers may invest in options and futures contracts. The Investment Managers also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options also may be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Manager also may include options on baskets of specific securities.

           The Investment Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Manager owns the underlying security, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to a decline in price of the underlying security while depriving the Investment Manager of the opportunity to invest the segregated assets.

           An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Manager's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

           The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

           Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

           Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

           Successful use of futures by an Investment Manager also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

           Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

           Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates an Investment Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

           Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

           Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

           Call and Put Options on Securities Indexes. Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

           Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

           Swap Agreements. Investment Managers may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (which are options on swaps) on behalf of the Investment Funds. In addition, the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

           Interest Rate Swaps. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

           Equity Index Swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Investment Managers may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

           Credit Swaps. In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

           Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

           Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

           Most swap agreements entered into by an Investment Manager would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

           The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative. These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment. In addition, if the Adviser or Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or Investment Fund may be adversely affected.

           There can be no assurance that the Fund's indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

           To hedge against undesired exposure to various markets or investment styles at a time when the Adviser does not desire to divest the Fund of the related Investment Funds, the Fund may engage directly in various hedging strategies, including through the use of futures and derivatives. Similarly, when desirable Investment Funds are not available, the Fund may seek exposure to various markets through direct investment, including by using derivatives.

Lending Portfolio Securities

           Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

When-Issued, Delayed Delivery and Forward Commitment Securities

           To reduce the risk of changes in interest rates and securities prices, Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty. The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

           Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Additional Risk — Sector Risk

           Some Investment Managers may invest a substantial portion of their assets in securities of companies in particular sectors including financial services, technology, or health sciences-related companies, which presents certain risks that may not exist to the same degree as in other types of investments. Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments. Investment Managers who focus on investing in these sectors subject their portfolios to investment risk that is greater than if their portfolios were invested in a more diversified manner among various sectors.

           Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies.

           Industries throughout the science and technology fields include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks. Such companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. These companies also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated. Certain of these companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

           Many health sciences and biotechnology companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies may have a material effect on the demand for particular products and services. Regulatory approvals (often entailing lengthy application and testing procedures) also may be required before new drugs and certain medical devices and procedures can be introduced. Many of these companies have products and services that are subject to the risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies. While they generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price may decline sharply and its securities may become less liquid.

Purchases of Non-Voting Securities

           In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund's voting securities.

           Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords the Fund, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders. The agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class. In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights. When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients. The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the Investment Company Act. The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds. The Fund has not established specific written procedures memorializing this process.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

           The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

•	such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

•	ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

           The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor.

Transfers of Interests

           No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership. By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed Investor Certification.

           Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

           The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

           The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

           The Directors are not required to contribute to the capital of the Fund or hold interests in the Fund. All of the Directors are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

           The identity of the Directors and brief biographical information regarding each Director is set forth below.

------------------------------ ----------------- --------------------------------- ------------ ------------------------
                                                                               Number of
                                                                              Portfolios
                                                                               in Fund
                                                                               Complex      Other Trusteeships/
                             Term of Office                                    Overseen     Directorships Held by
Name, Age, Address and       and Length of        Principal Occupation(s)         by        Director Outside Fund
Position(s) with Fund         Time Served           During Past 5 Years        Director1          Complex
---------------------           ------              -------------------        ---------        ------------
--------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Meyer Feldberg (61)            Term-             Dean and Sanford C.                  36        Director of:
UBS Financial Services Inc.    Indefinite        Bernstein Professor of                         Primedia, Inc.,
1285 Avenue of the Americas    Length-since      Leadership and Ethics of the                   Federated Department
New York, NY 10019             Commencement of   Graduate School of Business,                   Stores, Inc.,
Director                       Operations        Columbia University                            Revlon, Inc., Select
                                                                                                Medical, Inc. and
                                                                                                SAPPI, Ltd.
------------------------------ ----------------- --------------------------------- ------------ ------------------------
George W. Gowen (73)                Term -       Law partner of Dunnington,            14       None
UBS Financial Services Inc.       Indefinite     Bartholow & Miller
1285 Avenue of the Americas      Length-since
New York, NY 10019             Commencement of
Director                          Operations
------------------------------ ----------------- --------------------------------- ------------ ------------------------
Stephen H. Penman (57)              Term -       Professor of Financial                14       None
UBS Financial Services Inc.       Indefinite     Accounting of Graduate School
1285 Avenue of the Americas      Length-since    of Business, Columbia University
New York, NY 10019             Commencement of
Director                          Operations
------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED DIRECTOR
------------------------------ ----------------- --------------------------------- ------------ ------------------------
Mitchell A. Tanzman, (44)2          Term -       Managing Director of UBS               2      N/A
UBS Financial Services Inc.       Indefinite     Financial Services Inc.
1285 Avenue of the Americas      Length-since    Alternative Investment Group.
New York, NY 10019             Commencement of
Principal Executive Officer       Operations
and Director

--------------------------------------------------------------------------------------------------------------------
                                           OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------ ----------------- --------------------------------- ------------ --------------------
Michael Mascis (36)               Term -        First Vice President of UBS
UBS Financial Services Inc.     Indefinite      Financial Services Inc. since       N/A         N/A
1285 Avenue of the Americas    Length-since     July 2002.  Prior to July 2002,
New York, NY 10019             Commencement of  Partner of Arthur Andersen LLP
Principal Accounting Officer     Operations
------------------------------ ----------------- --------------------------------- ------------ ------------------------

1 Of the 36 funds/portfolios in the complex, 21 are advised by an affiliate of UBS Financial Services Inc. and 14 comprise UBS Financial Services Inc.'s Alternative Investment Group of Funds.

2 Mr. Tanzman serves as Principal Executive Officer of 14 of the 36 funds/portfolios in the complex, 21 of which are advised by an affiliate of UBS Financial Services Inc. and 14 of which comprise UBS Financial Services Inc.'s Alternative Investment Group of Funds. Mr. Tanzman is an "interested" person because of his employment by UBS Financial Services Inc. and its affiliates.

           The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

           The Fund has standing audit and nominating committees comprised of the Independent Directors. The function of the audit committee is (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund's independent auditors and review the independent auditors' qualifications and independence and the performance of the independent auditors. The function of the nominating committee is to select and nominate persons for election as Directors of the Fund. The nominating committee will review and consider, as the nominating committee deems appropriate, nominations of potential Directors made by management and by Fund investors who have sent for review by the nominating committee such nominations which include the biographical information and the qualifications of the proposed nominees. The nominating committee will meet as is necessary or appropriate.

           The following table sets forth the dollar range of each Director's ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2003.

                                                                                        Aggregate Dollar Range of Equity
                                                                                          Securities of All Registered
                                                Dollar Range of Equity                    Investment Companies Overseen
Name of Director                               Securities of the Fund                     by the Director in Fund Complex
----------------                               -----------------------                 ------------------------------------
Meyer Feldberg                                            None                                 Over $100,000
George W. Gowen                                           None                                      None
Stephen H. Penman                                         None                                      None
Mitchell A. Tanzman                                       None                                      None

     As of July 31, 2004, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

                                                                                   Total Compensation from Fund and
                                                                                      Fund Complex Paid to Board
                                                Aggregate Compensation from the                 Members
                                                Fund for the Fiscal Year Ended       For the Calendar Year Ended
Name and Position with Fund                            December 31, 2003                   December 31, 2003
---------------------------                    ---------------------------------    ---------------------------------
Meyer Feldberg                                               None                             $200,125 (37)*
Director

George W. Gowen                                              None                             $174,500 (15)**
Director

Stephen H. Penman                                            None***                            None***
Director

Mitchell A. Tanzman                                          None                               None
Director and Principal Executive Officer

__________________

*	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director serves, as of December 31, 2003.

**

During fiscal 2003, Mr. Gowen retired from serving as a Director for 22 of 37 investment companies in the Fund Complex. As of December 31, 2003, Mr. Gowen still served on 15 investment companies, including the Fund.

***	Professor Penman was elected as a Director of the Fund in April 2004.

           The Independent Directors are each paid by the Fund an annual retainer of $5,000 and per meeting fees of $500, and $250 in the case of telephonic meetings. In addition, the chairman of the audit committee also receives an additional annual fee of $7,500, split equally among the funds in UBS Financial Services' Alternative Investment Group, including the Fund. Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

           The Fund, the Adviser and UBS Financial Services each have adopted, and any Subadviser, will adopt, a code of ethics under Rule 17j-1 of the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

           The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest a majority of its assets in non-voting securities of Investment Funds.

           The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. However, Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

•	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

           The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•	Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from Fund's board of directors before voting;

•	engaging another party on behalf of the client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

           As of August 31, 2004, information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling (212) 713-9036 or toll-free at (800) 486-2608, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

The Adviser

           The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 9, 2004 (the "Investment Advisory Agreement"). The Adviser will initially allocate the Fund's assets and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the Investment Company Act. The Adviser will perform its duties subject to any policies established by the Directors. The Adviser, which was formed as a Delaware limited liability company on June 25, 1996, is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is a wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Advisers Act. UBS Financial Services, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

           The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Before the commencement of the Fund's operations, the Adviser owned 99% of the outstanding interests in the Fund (thereby controlling the Fund) and was the only person known by the Fund to own of record or beneficially 5% or more of the outstanding interests in the Fund. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 1285 Avenue of the Americas, New York, New York 10019, or at such other place as designated by the Adviser.

           The Investment Advisory Agreement was initially approved by the Board, including each Independent Director, on February 9, 2004, and by vote of investors holding interests in the Fund on February 9, 2004. The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement will continue automatically for successive one-year periods, if its continuance is approved annually by the Board, including a majority of the Independent Directors. The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Fund. The Investment Advisory Agreement will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

           In evaluating the Investment Advisory Agreement, the Independent Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. The Independent Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund. The Independent Directors also reviewed, among other things, the nature of the services to be provided by the Adviser, including the process to be used in connection with its analysis of the underlying Investment Funds and their Investment Managers, the proposed fees to be charged by the Adviser for its services, including a comparative analysis of fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, the experience of the investment advisory and other personnel providing services to the Fund, and the historical quality of the services provided by the Adviser. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the current Investment Advisory Agreement. During the discussion, they considered (i) the capability of the Adviser, including the extent of its staff and its position within a large international financial services institution, (ii) its experience managing other funds with similar structures, and their familiarity with these structures as a result of their service on the Boards of these funds, and (iii) the nature and quality of services provided by the Adviser to those other funds. The Directors concluded the Adviser had experience and personnel sufficient to manage the Fund. They considered the Fund's fees and expenses, comparing them to the fees and expenses of comparable funds with similar structures, and concluded that the fees to be charged by the Adviser were generally comparable to those paid by such funds. In addition, the Directors considered the entrepreneurial risk and financial exposure assumed by the Adviser in organizing and managing the Fund, and, taking into account the comparable fee information, concluded that the fees to be charged were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

           The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence of its obligations to the Fund, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser, or any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence of its obligations to the Fund.

CONFLICTS OF INTEREST

The Adviser

           The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"). The Fund has no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

           The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

           Investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, these investments may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, this procedure may adversely affect the amount the Fund will be able to invest in the Investment Fund.

           The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

           UBS Financial Services acts as the principal placement agent for the Fund, without special compensation from the Fund. Additionally, such financial advisors, third-party securities dealers and other industry professionals, at their discretion, may charge investors placement fees based on the purchase price of Fund interests being purchased. See "Capital Accounts" and "Plan of Distribution," each in the Fund's prospectus.

           UBS Financial Services or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

           The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

           UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Pertaining to Subadvisers

           To the extent Subadvisers are engaged to manage the Fund's assets, the following potential conflicts of interest also may be relevant:

           Participation in Investment Opportunities. Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

           Each Subadviser is expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; (5) the investment strategy of the particular entity or account; and (6) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective investors should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

           When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

           Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "—Other Matters."

           Each Investment Manager, whether or not it is acting as a Subadviser, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

           Other Matters. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

TAX ASPECTS

           The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

           This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

           Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

           In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

           Classification of the Fund. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

           Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors.

           The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

           Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

           Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an Investment Fund.

           As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

           Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Fund may invest in Investment Funds that have taxable years that differ from the Fund's taxable year. This may result in a mismatching between the Fund's capital appreciation or depreciation for a fiscal period attributable to such Investment Funds, and the amount of taxable income or loss actually recognized by the Fund for such fiscal period attributable to such Investment Funds. This mismatch may cause entering or withdrawing Investors to be allocated more or less ordinary income or capital gain for income tax purposes than would be the case if such Investment Funds and the Fund had the same taxable year. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

           The Fund may invest in Investment Funds that have taxable years that differ from the Fund's taxable year. This may result in a mismatching between the Fund's capital appreciation or depreciation for a fiscal period attributable to such Investment Funds, and the amount of taxable income or loss actually recognized by the Fund for such fiscal period attributable to such Investment Funds. This mismatch may cause entering or withdrawing investors to be allocated more or less ordinary income or capital gain for income tax purposes than would be the case if such Investment Funds and the Fund had the same taxable year.

           Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gain and loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If a special allocation of gain were successfully challenged by the Service, the Fund's gains allocable to the remaining investors would be increased.

           Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend on whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

           The Adviser decides how to report the Fund's tax items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. The Adviser is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors. In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to the Fund's tax items.

Tax Consequences to a Withdrawing Investor

           An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor (consisting of the 90% cash payment and the principal payment under the note) and such investor's adjusted tax basis in its Interest. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received payment under the note. This capital gain or loss will be short-term or long-term depending upon the investor's holding period for its Interest in the Fund. Regulations provide that an investor will have a divided (that is, fragmented) holding period for its Interest if the investor makes contributions to the Fund at different times. Under the Regulations, each time the investor makes a contribution to the Fund, the investor will have a new holding period for that portion of its Interest determined by a fraction, the numerator of which is the amount of the contribution and the denominator of which is the investor's capital account immediately after the contribution. Certain cash contributions, if made within one year of a cash distribution, can be netted against the distribution. If the investor recognizes capital gain or loss in connection with a complete withdrawal from the Fund, the gain or loss is divided between long-term and short-term capital gain or loss in the same proportions as the holding period of the Interest is divided between the portion of the Interest held for more than one year and the portion of the Interest held for one year or less.

           However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing investor. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

           As discussed above, the LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest. Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

           A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

           In General. The Fund in its own right directly or through the Investment Funds expects to act as a trader, or investor or both, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

           Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations—‘Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

           Under recently enacted legislation, the maximum ordinary income tax rate for individuals is 35% for calendar year 2003 and thereafter. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in calendar year 2011. Under this legislation, however, certain dividend income recognized in taxable years beginning after December 31, 2002 and before January 1, 2009 will be taxable at a preferential maximum rate of 15%.

           The maximum individual income tax rate for long-term capital gains is generally 15% for gains recognized on or after May 6, 2003 and before January 1, 2009 (and 20% for gains recognized in other periods), unless the taxpayer elects to be taxed at ordinary rates. In any case, the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest and Short Sale Expenses" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer generally may not be carried back but may be carried forward indefinitely. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

           The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund through the Investment Funds may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund through the Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, also may constitute ordinary income or loss. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Investors" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

           Currency Fluctuations—"Section 988" Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

______________________

[1]	Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

           As indicated above, the Fund through the Investment Funds may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Foreign Securities." Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

           Section 1256 Contracts. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

           Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations—‘Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

           Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

           Pursuant to Temporary Regulations, the Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

           Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

           Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

           Constructive Ownership Transactions. The Fund may indirectly gain exposure to Investment Funds and other "pass-thru" investment vehicles through the use of certain derivatives (including long positions in a notional principal contract, forward or futures contracts, the simultaneous holding of a call option and granting of a put option with substantially equal strike prices and maturity dates, and other similar derivatives that may be prescribed under future Treasury Regulations). If the Fund enters into a derivative transaction of this kind, any long-term capital gain from the derivative will be recharacterized as ordinary income to the extent the gain exceeds the long-term capital gain the Fund would have realized had it held the relevant Investment Fund or pass-thru investment vehicle directly. Further, the portion of the gain which is recharacterized as ordinary income will be treated as having accrued over the term of the relevant derivative such that an investor in the Fund, for a taxable year that such a derivative transaction is outstanding, may incur an interest charge with respect to any underpayment of tax that would have resulted had the ordinary income been included on the investor's tax return for such year.

           Effect of Straddle Rules on Investors' Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.2

           Lending Portfolio Securities. If the Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Fund will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Fund's risk of loss or opportunity for gain with respect to the loaned securities is not reduced. Proposed Treasury regulations would require that the lending agreement be in writing and that the agreement be terminable by the Fund upon notice of not more than five business days.

           The substitute payments received by the Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace. Substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties. Proposed Treasury regulations indicate that for other purposes the substitute payments shall be treated as a fee for the temporary use of property, and not as interest or dividend income. Accordingly, for other purposes, including the dividends received deduction and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends. Nevertheless, any substitute payments made to the Fund enjoy the same exemption from unrelated business taxable income as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower's obligation to furnish the Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

           Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain and any dividend income eligible for taxation at the preferential rates is excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary non-preferential income tax rates.

2           The Fund will not generally be in a position to furnish to investors information regarding the securities positions of its Investment Funds which would permit an investor to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

           For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

           Deductibility of Fund Investment Expenditures by Noncorporate Investors. Investment expenses (e.g. investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.3 Further, in the case of an investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership", 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2004, $142,700 or $71,350 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.4 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

3           However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between various federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Investors that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

4           Under legislation enacted in 2001, the limitation on itemized deductions just described will be reduced starting in calendar year 2006 and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in this limitation on itemized deductions being fully restored in 2011.

           Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate investor's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate investor's share of the investment expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code.

           Although the Fund intends to treat the trade or business related expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not treat such items as investment expenses which are subject to the limitations.

           The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

           No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

           Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

           "Phantom Income" from Certain Foreign Equity Investments. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" ("PFIC") and "foreign personal holding company" provisions), investments, if any, by the Fund through the Investment Funds in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

           It should be noted that dividends paid by a PFIC, a foreign personal holding company or a foreign investment company are not eligible for taxation at preferential rates that apply to certain dividends from domestic corporations and certain other foreign corporations.

           Passive Foreign Investment Companies. A foreign corporation is classified as a PFIC for United States federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income. Generally, if a foreign corporation is a PFIC as well as a "controlled foreign corporation" ("CFC"), it will not be treated as a PFIC with respect to a United States person for the portion of that person's holding period during which that person is a "United States shareholder" (as defined below) and the corporation is a CFC.

           If a foreign corporation is a PFIC at any time during a United States person's holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition of, the PFIC stock generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person's holding period for the PFIC stock. The amount allocated to the year of the distribution or disposition or to the years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year.

           The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is a "marketable stock" for which a mark-to-market election is made. If a QEF election is made, a United States person generally will pay tax currently on its pro-rata share of the PFIC's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid. If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

           Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's control or information, there can be no assurance that the Fund will not invest in a foreign corporation that is a PFIC. Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

           Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

           A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock. For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock. As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

           In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

           In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate. Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Portfolio Company that may constitute a CFC and generate Subpart F income.

           Foreign Taxes. It is possible that certain dividends, interest and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

           The Fund will inform investors of their proportionate share of the foreign taxes paid or incurred by the Fund, or an Investment Fund, that investors will be required to include in their income. The investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An investor that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

           Generally, an exempt organization (such as an employee benefit plan, individual retirement account ("IRA") or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.5

           This general exemption from tax does not apply to the unrelated business taxable income ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

           The Fund through the Investment Funds may incur "acquisition indebtedness" with respect to certain transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt-financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.6 To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

           To the extent the Fund recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

5           With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

6           Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

           Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,7 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

           To the extent that the Fund generates UBTI, the applicable Federal tax rate for a particular investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

           In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.8 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

           An exempt organization (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See also "ERISA Considerations."

Certain Issues Pertaining to Specific Exempt Organizations

7           The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

8           Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt investor should consult its tax adviser in this regard.

           Private Foundations.Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

           In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

           In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

           A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

           Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, IRAs and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "Tax Aspects--Unrelated Business Taxable Income" and "ERISA Considerations."

           Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Legislative Proposals

           It is anticipated that proposals will be initiated by the Bush Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

Disclosure Regulations

           Recently finalized Treasury Regulations (the "Tax Regulations") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on IRS Form 8886 and retain information relating to the transaction. Organizers and sellers of reportable transactions are required to maintain lists identifying the transaction investors and furnish to the IRS upon demand such investor information as well as detailed information regarding the transactions. A transaction may be a "reportable transaction" based upon any of several indicia, including the existence of confidentiality agreements, certain indemnity arrangements, potential for recognizing investment of other losses, or significant book-tax differences, one or more of which may be present with respect to or in connection with an investment in the Fund. In addition, the Tax Regulations could be interpreted to cover and require reporting of transactions that are generally not considered tax shelters, including certain foreign currency transactions. Currently, legislative proposals are pending in Congress that, if enacted, would impose significant penalties for failure to comply with these disclosure requirements. Investors are urged to consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund intends to comply with the disclosure and list maintenance requirements under the Tax Regulations if it determines that they apply to the Fund.

State and Local Taxation

           In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

           State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

           Further, if an Investment Fund conducts business or other activities in a jurisdiction, then an investor that is not a resident of that jurisdiction may nevertheless be subject to tax in that jurisdiction on its share of the Fund's income attributable to those activities of the Investment Fund and may be required to file income tax or other returns in that jurisdiction. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

           The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts business in New York City). By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund.

           Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to an investor's share of some or all of the Fund's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

           For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.9 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

9           New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

           Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership with respect to its investments through Investment Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and one or more Investment Funds may not qualify as a portfolio investment partnership.

           A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

           New York State recently enacted legislation requiring certain pass-through entities to pay estimated taxes on behalf of their investors who are nonresident individuals or C corporations if the pass-through entities have New York source income. Although the statutory provision is new and subject to interpretation, it appears that the obligation to withhold imposed under the provision should not apply to a pass-through entity, such as the Fund, that purchases and sells securities for its own account. No assurance can be given that the provision will not be interpreted in a manner that would require the Fund to pay estimated taxes on behalf of investors who are nonresident individuals or C corporations.

           Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

           Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

           ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects—Unrelated Business Taxable Income" and "—Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

           Because the Fund will register as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

           The Fund will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

           Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, UBS Financial Services or other entities which are affiliated with the Adviser or UBS Financial Services. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

           The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

BROKERAGE

           Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

           To the extent Subadvisers are engaged to manage the Fund's assets, the following paragraphs will be relevant:

           In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

           Following the principle of seeking best execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

           Each Subadviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

AUDITORS AND LEGAL COUNSEL

           Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is Metro New York Financial Services Office, 5 Times Square, New York, New York 10036.

           Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

           Such counsel from time to time may serve as counsel to one or more Investment Managers.

CUSTODIAN

           PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

SUMMARY OF LLC AGREEMENT

           The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's prospectus.

Interests in the LLC

           Persons who purchase interests in the offering being made hereby will be members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be members of the Fund.

Duty of Care of the Board, the Administrator and the Adviser

           The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

           The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator in its administrative capacity or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of each investor adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

Power of Attorney

           By purchasing an interest in the Fund, each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

           The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

           The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•	upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such investor's interest has not been repurchased during such period;

•	at the election of the Adviser;

•	upon termination of the Investment Advisory Agreement;

•	upon the determination of investors not to continue the business of the Fund at a meeting called by the Adviser when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity; or

•	as required by operation of law.

           Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section of the prospectus titled "Capital Accounts—Allocation of Net Profits and Net Losses."

           Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, and (3) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

           The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Fiscal Year

           The Fund's fiscal year ends on December 31st.

FINANCIAL STATEMENTS

           The following comprise the financial statements of the Fund:

•	Report of Independent Auditors.

•	Statement of Assets and Liabilities.

•	Statement of Operations.

•	Notes to the Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Members and the Board of Directors of
        UBS Multi-Strat Fund, L.L.C.

                      We have audited the accompanying statement of assets and liabilities of UBS Multi-Strat Fund, L.L.C. (the "Fund") as of August 2, 2004 and the related statement of operations for the period from February 4, 2004 (date of organization) to August 2, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

                      We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UBS Multi-Strat Fund, L.L.C. at August 2, 2004 and the results of its operations for the period from February 4, 2004 (date of organization) to August 2, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP Ernst & Young LLP

New York, New York
August 2, 2004

UBS MULTI-STRAT FUND, L.L.C.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 2, 2004

            ASSETS
              Cash..................................................        $100,000.00

            LIABILITIES
              Accrued organizational expenses.......................        $ 25,000.00
                                                                            ----------------
            NET ASSETS..............................................        $ 75,000.00
                                                                            ================

            MEMBERS' CAPITAL--NET ASSETS

            Capital Contributions...................................        $100,000.00
            Accumulated net investment loss.........................        $ 25,000.00
                                                                            ================
            Members' Capital--Net Assets.............................       $ 75,000.00
                                                                            ================

                                              STATEMENT OF OPERATIONS

                  For the Period from February 4, 2004 (date of organization) to August 2, 2004

            INVESTMENT INCOME.......................................                --

            EXPENSES
              Organizational expenses...............................         $   25,000.00
                                                                             -----------------

            NET INVESTMENT LOSS.....................................          $  25,000.00
                                                                             =================

See notes to financial statements.

UBS MULTI-STRAT FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS

           NOTE 1. Organization

           UBS Multi-Strat Fund, L.L.C. (the "Fund") was organized in the State of Delaware on February 4, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations other than those related to organizational matters and the sale and issuance of $750,000,000 in limited liability company interests in the Fund (the "Interests") to UBS Fund Advisor, L.L.C. (the "Adviser"). UBS Fund Advisor, L.L.C. is an indirect, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG. Personnel of the Adviser will manage the portfolio of the Fund. UBS Fund Advisor, L.L.C. also will serve as administrator for the Fund (in that capacity, the "Administrator").

           The Fund's investment objective is to seek capital appreciation over the long term. The Fund is commonly referred to as a "fund of funds" and is a multi-strategy fund that, consistent with its investment objective, seeks to achieve absolute returns with lower volatility and correlation to the broader markets by allocating its assets among a select group of Investment Funds (as defined below), whose portfolio managers ("Investment Managers") have produced attractive returns over time. The Fund will allocate its assets principally among Investment Managers who primarily employ event-driven strategies; relative value strategies; global macro strategies; equity strategies; and credit strategies. There can be no assurances that the Fund's investment program will be successful. The Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be significant.

           Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in Investment Funds. The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in its prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted. The Adviser may add different investment strategies at its discretion.

           The Fund may offer from time to time to repurchase outstanding Interests pursuant to written tenders by investors. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase from investors in December 2005 and, thereafter, twice each year, near mid-year and year-end.

           NOTE 2. Significant Accounting Policies

           The Fund's organizational expenses and initial offering costs are estimated to aggregate approximately $600,000. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-up Activities, the Fund's organizational expenses estimated at $25,000 have been charged to expense. Offering costs will be charged to capital at the time of the issuance of Interests. To achieve an equitable distribution of the impact of organizational and offering costs among investors, an amount equal to those costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all investors based on the percentage that an investor's contributed capital bears to the total capital contributed to the Fund by all investors as of the relevant allocation date. An initial allocation of those costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by investors through and including the date which is twelve months after the Initial Closing Date.

           The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

           No provision for the payment of Federal, state or local income taxes has been provided. Each investor is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

           NOTE 3. Adviser and Administrator Fees

           Under its Investment Advisory Agreement and the Administration Agreement, the Fund will pay the Adviser and Administrator monthly fees at the aggregate annual rate of 1.60% of the Fund's net assets.

           The Adviser has voluntarily undertaken to bear certain initial organization and offering costs otherwise borne by the Fund and its members during the Fund's first twelve months of operations. Tne Adviser's undertaking provides that investors will not bear initial organization and offering costs in excess of 0.25% of assets invested in the Fund as a result of the Fund's start up. Operations of the Fund have not commenced as of the date of these financial statements.